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                                                                   EXHIBIT 10.14

                         REGISTRATION RIGHTS AGREEMENT


              This Registration Rights Agreement, dated as of October 25, 1995, is entered into between CMS Enterprises Company, a Michigan corporation (herein called "CMS Enterprises"), and CMS NOMECO Oil & Gas Co., a Michigan corporation (herein called "CMS NOMECO").

              WHEREAS, CMS Enterprises owns all of the issued and outstanding shares of the common stock of CMS NOMECO ("Common Stock"), which have been or will be converted into Common Stock, no par (such Common Stock being herein collectively called the "Securities", which term shall also have the meaning assigned thereto in Section 8(c) hereof);

              NOW, THEREFORE, in consideration of the foregoing and in order to specify certain provisions relating to the sale by means of domestic or foreign public offerings of Securities owned by CMS Enterprises, the parties hereto agree as follows:

              Section 1.  Registration and Listing Rights.

              (a) Registration. If CMS Enterprises shall, at any time and from time to time, request CMS NOMECO in writing to register under the Securities Act of 1933 (the "Act") any Securities held by it (whether for purposes of a public offering, an exchange offer or otherwise), CMS NOMECO shall use reasonable efforts to cause the prompt registration of all Securities specified in such request, and in connection therewith shall prepare and file on such appropriate form as CMS NOMECO, in its reasonable discretion, shall determine, a registration statement





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under the Act to effect such registration.  If CMS Enterprises shall so request, CMS NOMECO will register such Securities for offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule or rules to similar effect) under the Act. Notwithstanding the foregoing, CMS NOMECO shall be entitled to postpone for a reasonable period of time, but not in excess of 90 calendar days, the filing of any registration statement otherwise required to be prepared and filed by it if (i) CMS NOMECO is at such time conducting or about to conduct an underwritten public offering of Securities for sale for its account and determines that such offering would be materially adversely affected by the registration so required and (ii) CMS NOMECO so notifies CMS Enterprises within five days after CMS Enterprises so requests.

              (b) Other Offer and Sale. If CMS Enterprises shall, at any time and from time to time, request CMS NOMECO in writing to take such actions as shall be necessary or appropriate to permit any Securities held by CMS Enterprises to be publicly or privately offered and sold in compliance with the securities laws or other relevant laws or regulations of any foreign jurisdiction in which a principal securities market outside the United States is located, CMS NOMECO shall use reasonable efforts to take such actions in any such foreign jurisdiction (including listing such Securities on any foreign securities exchange on which such listing is requested by CMS Enterprises) and shall otherwise cooperate in a timely manner in such offering. Any request under this paragraph (b) may be made separately or in conjunction with any request under paragraph (a). Notwithstanding the foregoing, CMS NOMECO shall be entitled to postpone for a reasonable period of time, but not in excess of 90 calendar days, the taking of any actions otherwise required under this paragraph (b) if (i) CMS NOMECO is at




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such time conducting or about to conduct an underwritten public offering of
Securities for sale for its account and determines that such offering would be materially adversely affected by the registration so required and (ii) CMS NOMECO so notifies CMS Enterprises within 5 days after CMS Enterprises so requests.

              (c) Written Notice. Any request by CMS Enterprises pursuant to paragraph (a) or (b) of this Section 1, shall (i) specify the number and class of shares of Securities which CMS Enterprises intends to offer and sell,
(ii) express the intention of CMS Enterprises to offer or cause the offering of such Securities, (iii) describe the nature or method of the proposed offer and sale thereof and state whether such offer is intended to be made domestically or abroad, or both, and, if abroad, the country or countries in which such offer is intended to be made, (iv) specify any securities exchange (including any foreign securities exchange in any principal securities market outside the United States) or quotation system on which CMS Enterprises requests that such Securities be listed, (v) contain the undertaking of CMS Enterprises to provide all such information regarding its holdings and the proposed manner of distribution thereof as may be required in order to permit CMS NOMECO to (A) comply with all applicable laws and regulations, foreign or domestic, and all requirements of the Securities and Exchange Commission (the "SEC"), any other applicable United States or foreign regulatory or self-regulatory body and any other body having jurisdiction and any securities exchange (including any foreign securities exchange in any principal securities market outside the United States) on which the Securities are to be listed, and (B) use reasonable efforts to obtain acceleration of the effective date of any registration statement filed in connection therewith, and (vi) in the case of an underwritten public offering made domestically or abroad, or both, specify the managing





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underwriter or underwriters of such Securities, which shall be selected by CMS
Enterprises; provided, however, that CMS Enterprises may, upon delivery of written notice to CMS NOMECO, at any time prior to the effectiveness of any such registration statement or commencement of any such offering not pursuant to a registration statement, in its sole discretion and without the consent of CMS NOMECO, abandon the proposed offering.

              (d) Condition to Exercise of Rights. The obligations of CMS NOMECO under paragraphs (a) and (b) of this Section 1 shall be subject to the limitation that CMS NOMECO shall not be obligated to register, take other specified actions with respect to, or cooperate in the offering of, Securities upon the request of CMS Enterprises, unless the number of shares specified in such request pursuant to Section 1(c)(i) shall be greater than the lesser of
(A) one million shares or (B) one percent of the total number of shares at the time issued and outstanding. Notwithstanding the foregoing, the failure of CMS Enterprises to own the minimum number of Securities referred to in the preceding sentence at any time shall not affect the ability of CMS Enterprises to exercise its rights under this Agreement at any subsequent time when CMS Enterprises again owns such minimum number or percent.

              (e) Incidental Registration. If CMS NOMECO shall, at any time and from time to time, propose an underwritten offering for cash of any Securities, whether pursuant to a registration statement under the Act or otherwise, CMS NOMECO shall give written notice as promptly as practicable of such proposed registration or offering to CMS Enterprises and shall use reasonable efforts to include in such offering and, if such offering is pursuant to a registration statement under the Act, in such registration, any of the same class of such





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Securities held by CMS Enterprises as CMS Enterprises shall request within 20 calendar days after the giving of such notice, upon the same terms (including the method of distribution) as such offering; provided, however, that (i) CMS NOMECO shall not be required to give such notice or include any such Securities in any offering pursuant to a registration statement filed on Form S-8 or Form S-4 (or such other form or forms as shall be prescribed under the Act for the same purposes), and (ii) CMS NOMECO may at any time prior to the effectiveness of any such registration statement or commencement of any such offering not pursuant to a registration statement, in its sole discretion and without the consent of CMS Enterprises, abandon the proposed offering in which CMS Enterprises had requested to participate. Notwithstanding the foregoing, CMS NOMECO shall not be obligated to include such Securities in such offering if CMS NOMECO is advised in writing by its managing underwriter or underwriters (with a copy to CMS Enterprises within ten days after CMS Enterprises delivers its request pursuant to this paragraph (e)) that such offering would in its or their opinion be materially adversely affected by such inclusion; provided, however, that CMS NOMECO shall in any case be obligated to include up to, at CMS Enterprises' discretion, such number or amount of Securities in such offering as such managing underwriter or underwriters shall determine will not materially adversely affect such offering.

              (f) Conversion of Other Securities. Should CMS Enterprises offer any rights, warrants or other securities issued by it or any other person that are convertible into or exercisable or exchangeable for any Securities, CMS NOMECO's obligations under this Section 1 shall be applicable to such Securities to be purchased upon such conversion, exercise or exchange.





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              Section 2.  Covenants of CMS NOMECO.  In connection with any offering of Securities pursuant to this Agreement, CMS NOMECO shall:

              (a) furnish to CMS Enterprises such number of copies of any prospectus (including any preliminary prospectus), registration statement, offering memorandum or other offering document (including any exhibits thereto or documents referred to therein) as CMS Enterprises may reasonably request and a copy of any and all transmittal letters or other correspondence with the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Securities;

              (b) take such reasonable action as may be necessary to qualify such Securities for offer and sale under such securities, "blue sky" or similar laws of such jurisdictions (including any foreign country or political subdivision thereof) as CMS Enterprises or any underwriter shall request;

              (c) enter into an underwriting agreement (or equivalent document in any foreign jurisdiction) containing representations, warranties, indemnities, contribution provisions and agreements then customarily included by an issuer in underwriting agreements (or such equivalent documents) in the form customarily used by the managing underwriter and reasonably acceptable to CMS NOMECO and CMS Enterprises with respect to secondary distributions;





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              (d)    at the closing, furnish unlegended certificates
       representing ownership of the Securities being sold in such denominations as shall be requested by CMS Enterprises or the managing underwriter;

              (e) instruct the transfer agent and registrar to release any stop transfer orders with respect to the equity securities being sold;

              (f) promptly inform CMS Enterprises (i) in the case of any domestic offering of Securities in respect of which a registration statement is filed under the Act, of the date on which such registration statement or any post-effective amendment thereto becomes effective (and, in the case of any offering abroad of Securities, of the date when any required filing under the securities and other laws of such foreign jurisdiction shall have been made and when the offering may be commenced in accordance with such laws) and (ii) of any request by the SEC, any securities exchange, government agency, self-regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or preliminary prospectus or prospectus included therein or any offering memorandum or other offering document relating to such offering;

              (g) upon any registration statement becoming effective pursuant to any registration under the Act pursuant to this Agreement, file any necessary amendments or supplements to such registration statement and otherwise use reasonable efforts to keep such registration statement effective for such period as CMS Enterprises shall request;





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              (h)    take such reasonable actions as may be necessary to have
       such Securities listed on any securities exchange or quotation system on which CMS Enterprises shall request such listing pursuant to the notice delivered by CMS Enterprises under Section 1(c) hereof;

              (i) promptly notify CMS Enterprises of the happening of any event as a result of which any registration statement or any preliminary prospectus or prospectus included therein or any offering memorandum or other offering document includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and prepare and furnish to CMS Enterprises as many copies of a supplement to or amendment of such offering document which shall correct such untrue statement or eliminate such omission, as CMS Enterprises shall request;

              (j) appoint any transfer agent, registrar, depository, authentication agent or other agent as may be necessary or desirable or as may be requested by CMS Enterprises; and

              (k) take such actions as may be reasonably necessary and execute and deliver such other documents as may be necessary to give full effect to the rights of CMS Enterprises under this Agreement.





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              Section 3.  Expenses.

              (a)    All expenses incurred in complying with Section 1(a) or
(b) hereof, including, without limitation, all registration and filing fees (including all expenses incident to any filing with the National Association of Securities Dealers, Inc., or listing on any domestic or foreign securities exchange), fees and expenses of complying with securities and blue sky laws (including those of counsel satisfactory to CMS Enterprises retained to effect such compliance) and printing expenses (collectively "Registration Expenses") and any stamp, duty or transfer tax, incurred in connection with such compliance, shall be paid by CMS Enterprises. Notwithstanding the foregoing,
(i) CMS Enterprises shall pay all underwriting discounts and commissions relating to such compliance, and (ii) CMS NOMECO shall pay (x) the fees and disbursements of its independent public accountants (including any such fees and expenses incurred in performing any special audits required in connection with any such offering and incurred in connection with the preparation of pro forma financial statements and comfort letters for any such offering), (y) transfer agents', trustees', fiscal agents', depositaries', and registrars' fees and the fees of any other agent appointed in connection with such offering, and (z) all security engraving and printing expenses, and (iii) CMS Enterprises shall pay the fees and expenses of counsel for both CMS Enterprises and CMS NOMECO relating to such compliance.

              (b) All expenses incurred in complying with Section 1(e) hereof, including, without limitation, any Registration Expenses, shall be paid by CMS NOMECO, except that (i) CMS Enterprises shall pay all underwriting discounts, commissions and expenses specifically





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attributable to the inclusion in the offering under said Section 1(e) of the
Securities being sold by CMS Enterprises and (ii) each party shall pay the fees and expenses of its counsel.

              Section 4.  Indemnification.

              (a) CMS NOMECO Indemnity. In the case of each offering contemplated by this Agreement, CMS NOMECO shall indemnify and hold harmless CMS Enterprises, its officers and directors, each underwriter of Securities so offered and each person, if any, who controls CMS Enterprises or any such underwriter within the meaning of Section 15 of the Act, and each person affiliated with or retained by CMS Enterprises and who may be subject to liability under any applicable securities laws, against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Act or any other statute or common law of the United States of America or any other country, or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any reasonable legal or other expenses incurred by them in connection with defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Securities, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation or alleged violation by CMS NOMECO of the Act, any blue sky laws, securities laws or other applicable laws of any state or country in which Securities are offered and relating to





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action or inaction required of CMS NOMECO in connection with such offering;
provided, however, that the indemnification agreement contained in this Section 4(a) shall not apply to such losses, claims, damages, liabilities or actions if such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, made in reliance upon and in conformity with information concerning CMS Enterprises supplied or approved by CMS Enterprises in writing for use in connection with the preparation of the registration statement or any preliminary prospectus or final prospectus contained in the registration statement, any offering memorandum or other offering document, or any amendment thereof or supplement thereto.

              (b) CMS Enterprises Indemnity. In the case of each offering made pursuant to this Agreement, CMS Enterprises shall, in the same manner and to the same extent as set forth in paragraph (a) of this Section 4, indemnify and hold harmless CMS NOMECO and each person, if any, who controls CMS NOMECO within the meaning of Section 15 of the Act, and each person affiliated with or retained by CMS NOMECO and who may be subject to liability under any applicable securities laws, its directors and those officers of CMS NOMECO who shall have signed any registration statement, offering memorandum or other offering document with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus contained in such registration statement, any offering memorandum or other offering document, or any amendment thereof or supplement thereto, if such statement or omission shall have been made in reliance upon and in conformity with information concerning CMS Enterprises supplied or approved by CMS Enterprises in writing for use in connection with the preparation of such registration statement, any preliminary





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prospectus or final prospectus contained in such registration statement, any offering memorandum or other offering document, or any amendment thereof or supplement thereto.

              (c) Procedure for Indemnification. Each party indemnified under paragraph (a) or (b) of this Section 4, or under Section 8(f) hereof, shall, promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party so to notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) of this Section 4, or under Section 8(f) hereof, unless the indemnifying party was materially prejudiced by such omission, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. In case any such action shall be brought against any indemnified party and such indemnified party shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory in any case to CMS Enterprises. If the indemnifying party so assumes the defense thereof, it may not agree to any settlement of any such action as the result of which any remedy or relief shall be applied to or against the indemnified party, without the prior written consent of the indemnified party. If the indemnifying party does not assume the defense thereof, it shall be bound by any settlement to which the indemnified party agrees, irrespective of whether the indemnifying party consents thereto. If any settlement of any claim is effected by the indemnified party prior to





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commencement of any action relating thereto, the indemnifying party shall be bound thereby only if it has consented in writing thereto. In any action hereunder, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel reasonably satisfactory to CMS Enterprises, even if the indemnifying party has assumed the defense thereof, and the indemnifying party shall be relieved of the obligation hereunder to reimburse the indemnified party for the legal expenses and other costs thereof.

              Section 5.  Transfer of Rights.

              (a) Subject to paragraph (b) below, the rights of CMS Enterprises under this Agreement with respect to any Security may be transferred to any one or more transferees of such Security. Any transfer of registration rights pursuant to this Section 5 shall be effective only upon receipt by CMS NOMECO of written notice from CMS Enterprises stating the name and address of any transferee and identifying the Securities with respect to which the rights under this Agreement are being transferred.

              (b) The rights of a transferee under paragraph (a) above shall be the same rights granted to CMS Enterprises under this Agreement, except such transferee shall (i) only have the right to make one request under paragraph
(a) or (b) of Section 1, which may be a simultaneous request under paragraphs
(a) and (b) , and two requests under paragraph (e) of Section 1 and (ii) in the case of a request under paragraph (a) or (b) of Section 1, be required to pay all expenses that, under Section 3, would be required to be paid by CMS Enterprises and in the case





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of a request under paragraph (e) of Section 1, be required to pay all expenses that, under Section 3(b), would be required to be paid by CMS Enterprises.

              Section 6. Termination of Obligations. Section 1 of this Agreement shall terminate and cease to be of any force and effect in respect of CMS Enterprises at such time as CMS Enterprises, and in respect of any assignee of CMS Enterprises under Section 9(c) at such time as such assignee, shall cease beneficially to own any Securities; provided, however, that such termination shall not affect the rights of any transferee under Section 5.

              Section 7. Representation and Warranties. As an inducement to enter into this Agreement, each party represents to and agrees with the other that:

              (a) it is a corporation duly organized, validly existing in good standing under the laws of the State of Michigan and has all requisite corporate power to own, lease and operate its material properties, to carry on its business as presently conducted and to carry out the transactions contemplated by this Agreement;

              (b) it has duly and validly taken all corporate action necessary to authorize the execution, delivery.and performance of this Agreement and the consummation of the transactions contemplated hereby;

              (c) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable in accordance with its terms (subject, as





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       to the enforcement of remedies, to applicable bankruptcy,
       reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally from time to time in effect, and subject to application of general principles of equity); and

              (d) none of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or the compliance with any of the provisions of this Agreement will (i) conflict with or result in a breach of any provision of its corporate charter or bylaws,
       (ii) breach, violate or result in a default under any of the terms of any material agreement or other material instrument or obligation to which it is a party or by which it or any of its properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to it or any of its properties or assets.

              Section 8.  Certain Agreements and Definitions.

              (a) Calculation of Amounts. For purposes of this Agreement, the amount of any Securities outstanding at any time (and the amount of any Securities then beneficially owned by CMS Enterprises or any other person) shall be calculated on the basis of the information contained in CMS NOMECO's most recent report filed with the SEC. For purposes of calculating the amount of Securities outstanding at any time (and the amount of Securities then beneficially owned by CMS Enterprises or any other person) all outstanding securities convertible into or exchangeable for such Securities, including outstanding securities that in the





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future will become so convertible or exchangeable, shall be deemed to have been fully converted at such time.

              (b) "Person"; "Affiliate". As used in this Agreement, the term "person" shall mean any individual, partnership, corporation, trust or other entity. As used in this Agreement, the term "affiliate" shall mean, with respect to any specified person, any other person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person.

              (c) "Securities". As used in this Agreement, the term "Securities" shall include any capital stock of CMS NOMECO now owned or hereafter acquired by CMS Enterprises, whether acquired in any transaction with CMS NOMECO or another person, in any recapitalization of CMS NOMECO, as a dividend or other distribution, as a result of any "split" or "reverse split", upon conversion or exercise of another security of CMS NOMECO or any other person, or otherwise.

              (d) No Legend. No Security held or to be transferred by CMS Enterprises shall bear any legend, nor shall CMS NOMECO cause or permit any transfer agent or registrar appointed by CMS NOMECO with respect to such Security to refuse or fail to effect a transfer or registration with respect to such Security, provided that CMS Enterprises provides to CMS NOMECO a certificate of an officer to CMS Enterprises in connection with such transfer or registration to the effect that such transfer or registration is not in violation of any applicable





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securities or other laws and that the security so transferred or registered is thereafter free of securities law transfer restrictions.

              (e) Stock Books. Except as otherwise provided by law for all holders of securities, CMS NOMECO will not close its stock books or other registries against the transfer of any Security held by CMS Enterprises.

              (f) Securities Exchange Act of 1934. After the initial public offering of the Common Stock, CMS NOMECO shall at all times timely file such information, documents and reports as the SEC may require or prescribe under the Securities Exchange Act of 1934 (the "Exchange Act") and shall provide CMS Enterprises with two copies of each thereof. CMS NOMECO shall, whenever requested by CMS Enterprises, notify CMS Enterprises in writing whether CMS NOMECO has, as of the date specified by CMS Enterprises, complied with the Exchange Act reporting requirements to which it is subject for such period to such date as shall be specified by CMS Enterprises. CMS NOMECO acknowledges and agrees that one of the purposes of the requirements contained in this
Section 8(f) is to enable CMS Enterprises to comply with the current public information requirements contained in Paragraph (c) of Rule 144 under the Act (or any corresponding rule hereafter in effect) should CMS Enterprises ever wish to dispose of any Securities without registration under the Act in reliance upon Rule 144. In addition, CMS NOMECO shall take such other measures and file such other information, documents and reports as shall hereafter be required by the SEC as a condition to the availability of Rule 144. CMS NOMECO covenants, represents and warrants that all such information, documents and reports filed with the SEC shall not contain any untrue statement





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of a material fact or fail to state therein a material fact required to be stated therein or necessary to make the statements contained therein not misleading, and CMS NOMECO shall indemnify and hold CMS Enterprises, its officers and directors and each broker, dealer, underwriter or other person acting for CMS Enterprises (and any controlling person of any of the foregoing) harmless from and against any and all claims, liabilities, losses, damages, expenses and judgments and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions insofar as such claims, liabilities, losses, damages expenses and judgments arise out of or based upon any breach of the foregoing covenants, representations or warranties. The procedure for indemnification set forth in Section 4(c) hereof shall apply to the indemnification provided under this Section 8(f).

              (g) Listing. Once initially listed, CMS NOMECO shall maintain in effect any listing of Securities on any securities exchange (domestic or foreign) or quotation system, shall make all filings and take all other actions required under the rules of such exchange or quotation system and any applicable listing agreement, shall provide CMS Enterprises with two copies of each such filing at the time at which such filing is made, and shall notify CMS Enterprises of any proceeding or other action taken by such exchange, quotation system or any other person which might have the effect of terminating or otherwise changing the status of such listing, forthwith upon the occurrence thereof.

              (h) Limitation on Other Securities To Be Registered. In case of any registration, offering or sale contemplated by paragraph (a) or (b) of
Section 1, CMS NOMECO shall not




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include in such registration, offering or sale any Securities other than those beneficially owned by CMS Enterprises, and in case of any registration, offering or sale contemplated by paragraph (e) of Section 1, CMS NOMECO shall not include in such registration, offering or sale any Securities other than those being offered by CMS NOMECO and CMS Enterprises.

              (i) Filings; Press Releases. As far in advance as is practicable of (but in any event no later than two business days before) (i) the publication of any press release containing information material to CMS NOMECO's stockholders or (ii) the filing of any document or report with the SEC or with any securities exchange or quotation system, CMS NOMECO shall send a reasonably final draft of such press release, document or report to CMS Enterprises at the address set forth in Section 9(m) hereof. CMS Enterprises shall have the right to request amendments, modifications or supplements to any such release, document or report and CMS NOMECO shall not unreasonably withhold its consent thereto. The obligations of CMS NOMECO under this Section 8(i) shall terminate and cease to be of any force and effect at such time as CMS Enterprises shall cease to beneficially own any Securities.

              (j) Counsel. In any case where legal counsel is to be employed to represent the parties for any purpose under this Agreement, CMS Enterprises shall have the right to select such counsel. If in the judgment of CMS Enterprises it would be appropriate to do so, CMS Enterprises may select the same counsel to represent both parties in connection with any matter, and CMS NOMECO hereby consents in advance to any such joint representation; provided, however, that if any counsel selected for such joint representation is of the opinion at any time that, in light of the circumstances then existing, it would not be able to discharge





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its professional responsibilities properly in undertaking or in continuing such joint representation, then CMS NOMECO shall select separate counsel to represent itself, which counsel shall be reasonably satisfactory to CMS Enterprises, in the matter. Except as otherwise specifically provided in
Section 4(b) hereof, CMS NOMECO shall be solely responsible for the fees and expenses of any separate counsel so selected, and CMS Enterprises shall have no responsibility or liability whatsoever with respect thereto. If the parties use the same counsel, each of the parties shall be responsible for the portion of the fees and expenses of such counsel determined by such counsel to be allocable to each of the parties.

              Section 9.  Miscellaneous.

              (a) Injunctions. Irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Therefore, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which they may be entitled at law or in equity.

              (b) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or enforceable. In the event that any such term, provision, covenant or restriction is so held to be invalid, void or unenforceable, the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

              (c) Assignment. Except in the case of a transaction as a result of which CMS NOMECO ceases to be an affiliate of CMS Enterprises or except as provided otherwise in Section 5 hereof, and except by operation of law or in connection with the sale of all or substantially all the assets of a party hereto, this Agreement shall not be assignable, in whole or in part, directly or indirectly, by either party hereto without the prior written consent of the other, and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void ab initio; provided, however, that the provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto (including, solely for purposes of Sections 4 and 8(g) hereof, their officers and directors) and their respective successors and permitted assigns. This Agreement and all of CMS Enterprises' rights and obligations hereunder shall be deemed to be automatically assigned to any person who acquires Securities in connection with the transaction and who CMS NOMECO and CMS Enterprises are affiliates of both before and after the transaction.

              (d) Further Assurances. Subject to the provisions hereof, the parties hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions as may be reasonably required in order to effectuate the purposes of this

Agreement and to consummate the transactions contemplated hereby. Subject to the provisions hereof, each of the parties shall, in connection with entering into this Agreement, performing its obligations hereunder and taking any and all actions relating hereto, comply with all applicable laws, regulations, orders and decrees, obtain all required consents and approvals and make all required filings with any governmental agency, other regulatory or administrative agency, commission or similar authority and promptly provide the other with all such information as the other may reasonably request in order to be able to comply with the provisions of this sentence.

              (e) Parties in Interest. Except as otherwise expressly set forth herein, nothing in this Agreement expressed or implied is intended or shall be construed to confer any right or benefit upon any person, firm or corporation other than the parties and their respective permitted successors and assigns.

              (f) Waivers, Etc. No failure or delay on the part of the parties in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No amendment, modification or waiver of any provision of this Agreement nor consent to any departure by the parties therefrom shall in any event be effective unless the same shall be in writing and signed by the chief executive officer or the chief financial officer of each party in the case of amendments or modifications, or by the chief executive officer or the chief financial officer of the waiving or consenting party, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

              (g) Setoff. All payments to be made by either party under this Agreement shall be made without setoff, counterclaim or withholding, all of which are expressly waived.

              (h) Changes of Law. If, due to any change in applicable law or regulations or the interpretation thereof by any court of law or other governing body having jurisdiction subsequent to the date of this Agreement, performance of any provision of this Agreement or any transaction contemplated hereby shall become impracticable or impossible, the parties hereto shall use reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such provision.

              (i) Confidentiality. Subject to any contrary requirement of law and the right of each party to enforce its rights hereunder in any legal action, each party shall keep strictly confidential and shall cause its employees and agents to keep strictly confidential, any information which it or any of its agents or employees may acquire pursuant to, or in the course of performing its obligations under, any provision of this Agreement; provided, however, that such obligation to maintain confidentiality shall not apply to information which (x) at the time of disclosure was in the public domain not as a result of acts by the receiving party, (y) was in the possession of the receiving party at the time of disclosure, or (z) was required to be disclosed by law.

              (j) Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the transactions contemplated hereby.

              (k) Headings. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

              (l) Counterparts. For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties hereto, and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

              (m) Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be validly given, made or served, if in writing and delivered personally, by telegram or sent by registered mail, postage prepaid to:

              CMS Enterprises at:

              Fairlane Plaza South, Suite 1100
              330 Town Center Drive
              Dearborn, MI  48126

              with separate copies at such address to the attention of the Chief Financial Officer and the Corporate Secretary

              CMS NOMECO at:

              One Jackson Square
              P. O. Box 1150
              Jackson, MI  49204

              with separate copies at such address to the attention of the Chief Financial Officer and the Corporate Secretary
or to such other address as any party may, from time to time, designate in a written notice given in a like manner. Any notice given under this Agreement shall be deemed delivered when received at the appropriate address.

              (m) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Michigan applicable to contracts made and to be performed therein.

              IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers, each of whom is duly authorized, all as of the date and year first above written.

                                        CMS Enterprises Company


                                        By:_____________________________________


                                        Name:___________________________________


                                        Title:__________________________________


                                        CMS NOMECO Oil & Gas Co.


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________




                Signature Page of Registration Rights Agreement
                        dated as of September __, 1995.